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Prospectus Supplement May 1, 1998*

IDS Managed Allocation Fund (Nov. 28, 1997) S-6141 M (11/97)
IDS Mutual (Nov. 28, 1997) S-6326 M (11/97)

The "London Team" paragraph in the "Portfolio management team" section of the IDS Managed Allocation Fund prospectus has been revised as follows:

Ian King and John O'Brien, the "London Team," provide portfolio management for the international equities portion of the Portfolio. Ian joined AEFC in 1995 and serves as portfolio manager for Emerging Markets Portfolio. Prior to joining AEFC he was director of Lehman Brothers Global Asset Management Ltd. from 1992 to 1995. John joined AEFC in 1988 and serves as vice president and portfolio manager for American Express Management International Inc. He became portfolio manager of World Growth Portfolio and IDS Life Series Fund, International Equity Portfolio in September 1997.

The "Investment policies and risks" section of the prospectus has been revised as follows:

The policies described below apply both to the Fund and the Portfolio. The Portfolio allocates its investments generally among four asset classes (each of which has its own particular risk attributes): U.S. equities, U.S. and foreign debt securities, foreign equity securities and cash. Each of these asset classes may include subcategories. For example, U.S. equities may include both large capitalization and small capitalization companies. Foreign securities may include both developed and emerging markets. The Portfolio may use derivative instruments and make investments not in these classes. The portion to be invested in each class is determined by the portfolio manager based on his judgment as to which mix of assets will provide the most favorable total return. That mix, called the market mix, may be reset periodically, and is expected to be reset at least once every 12 to 18 months.

In IDS Mutual the following paragraph replaces the paragraph on Edward Labenski in the "Portfolio manager" section of the prospectus:

Bradley Stone joined AEFC in 1996 and serves as portfolio manager. He has managed the fixed income portion of the assets of the Fund since May 1998. Prior to joining AEFC he was a fixed income portfolio manager at Piper Capital Management, Inc. from 1990 to 1996.

S-6147 A (5/98)
*Valid until next prospectus update
Destroy Nov. 30, 1998